SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2004

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880
(Commission File Number)	(IRS Employer Identification No.)

555 Brooksbank Ave.

North Vancouver, British Columbia V7X 1J1
And
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices)

(604) 609-6100

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 12.	Results of Operation and Financial Condition.

      On February 17, 2004, Lions Gate Entertainment Corp. issued a press release setting forth its results for its fiscal quarter ending December 31, 2003. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Exhibit Index

99	Press release dated February 17, 2004

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ JAMES KEEGAN

Name: James Keegan
Title: Chief Financial Officer

Date: February 17, 2004

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